Exhibit 99.1

INVESTOR PRESENTATION March 2022

Safe Harbor 2 This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended .. These forward - looking statements reflect the current views of First Western Financial, Inc .. ’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control .. Accordingly, First Western cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict .. Although First Western believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : the COVID - 19 pandemic and its effects ; integration risks in connection with acquisitions ; the risk of geographic concentration in Colorado, Arizona, Wyoming and California ; the risk of changes in the economy affecting real estate values and liquidity ; the risk in our ability to continue to originate residential real estate loans and sell such loans ; risks specific to commercial loans and borrowers ; the risk of claims and litigation pertaining to our fiduciary responsibilities ; the risk of competition for investment managers and professionals ; the risk of fluctuation in the value of our investment securities ; the risk of changes in interest rates ; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low - cost funding sources .. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10 - K filed with the U .. S .. Securities and Exchange Commission (“SEC”) on March 12 , 2021 and other documents we file with the SEC from time to time .. All subsequent written and oral forward - looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph .. Forward - looking statements speak only as of the date of this presentation .. First Western undertakes no obligation to publicly update or otherwise revise any forward - looking statements, whether as a result of new information, future events or otherwise (except as required by law) .. Certain of the information contained herein may be derived from information provided by industry sources .. The Company believes that such information is accurate and the sources from which it has been obtained are reliable ; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information .. This presentation contains certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures .. Reconciliations of non - GAAP financial measures to GAAP financial measures are provided at the end of this presentation .. Numbers in the presentation may not sum due to rounding .. Our common stock is not a deposit or savings account .. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality .. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted .. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation .. Any representation to the contrary is a criminal offense .. Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof ..

Office Locations 3 An Emerging High Performing Institution Overview ▪ Niche - focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming, California and Montana Company Highlights Competitive Advantage (as of 12/31/21) ▪ Assets: $2.53 billion ▪ Total Loans: $1.98 billion ▪ Total Deposits: $2.21 billion ▪ AUM: $7.35 billion (for the year ending 12/31/21) ▪ Loan Growth: 17.0% ▪ Deposit Growth: 36.2% ▪ Asset Growth: 28.1% ▪ TBV/Share (1) Growth: 20.9% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (18 locations) First Western Merger Corporation State licensed insurance agency (1) See Non - GAAP reconciliation

4 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share (1) increased 25% in 2020 and 21% in 2021 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Acquisition of Teton Financial Services, Inc. provides additional catalyst for earnings growth in 2022 ▪ Highly aligned with shareholder interests as insiders own ~19% of total shares outstanding ▪ Discounted valuation trading at just 1.63x TBV/share (2) High Insider Ownership and Discounted Valuation ▪ Track record of generating organic growth, expansion and acquisitions ▪ Total assets up 58% in 2020 and 28% in 2021 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower - cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Diverse sources of recurring fee income that consistently represent more than 40% of total revenue ▪ Attractive, stable deposit base with noninterest - bearing and money market accounts comprising 77% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non - GAAP reconciliation (2) As of March 1, 2022

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2016 - 2020 Pre - Tax, Pre - Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Higher fee income driven by strengthened mortgage team ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non - GAAP reconciliation Adjusted Pre - Tax , Pre - Provision Income (1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $18.85 $19.87 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 MYFW TBV/Share 6 Improving Earnings Driving Outperformance and Creating Shareholder Value Discounted Valuation Provides Opportunity for Continued Outperformance as Multiple Expands (2) (1) See Non - GAAP reconciliation (2) Source: S&P Global Market Intelligence (January 1, 2020 through March 1, 2022) TBV/Share (1) Up 116% Since July 2018 IPO

Franchise Overview 7

8 Great Markets, Scarce Investment Opportunity ▪ Ranked among states with highest GDP growth ▪ Strong job and population growth ▪ Experiencing significant in - migration from West Coast states ▪ Attractive demographics with large amount of high net worth individuals that utilize private banking and investment management services ▪ Favorable tax laws for trusts and estates that attract wealthy individuals As of December 31, 2021 Current Ownership Total Assets ($ bn ) FirstBank Private 28.8 NBH Bank Public (NYSE: NBHC) 7.2 Bank of Colorado Private (Sub. Of Pinnacle Bancorp - NE) 6.6 Alpine Bank Private 6.2 Sunflower Bank Private 5.7 ANB Bank Private 3.6 Citywide Banks HTLF (Acquired in 2017) 2.7 First Western Trust Bank Public (Nasdaq: MYFW) 2.5 Denver, CO 52% Phoenix, AZ 15% Fort Collins, CO 17% Boulder, CO 10% Glenwood Springs, CO 3% Jackson, WY 3% Deposits by State Colorado 82% Arizona 15% Wyoming 3% MSA State Market Share Projected % Change in HHI (2021 - 2026) (2) Denver - Aurora - Lakewood CO 0.73 11.00 Fort Collins CO 2.60 13.45 Phoenix - Mesa - Scottsdale AZ 0.16 13.18 Boulder CO 1.17 11.41 Jackson WY/ID 1.05 8.50 Glenwood Springs CO 1.06 8.82 National Average 9.01 (1) Source: S&P Global Market Intelligence as of 06/30/2021. (2) Percentage growth in household income (HHI). Characteristics of First Western Markets Deposits by MSA (1) MYFW is 2 nd Largest Publicly Held CO Chartered Bank Small Market Share Provides Large Growth Opportunity

9 MYFW: Our Five Core Strengths Differentiated, Proven in the Marketplace Built - in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors ▪ Niche - focused franchise headquartered in Denver, Colorado ▪ Well - positioned in many attractive markets in Arizona, California, Colorado and Wyoming ▪ Specialized central expertise to compete with siloed national, regional firms ▪ Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates ▪ Strong profit center margins at maturity , growth opportunities in current and new markets ▪ Revenue growth in both fee income and net interest income, with neutral balance sheet ▪ Scalable, leverageable high fixed cost, low variable cost Product and Support Centers ▪ Operating expense investment already in place for growth and expansion ▪ ~50% fee income , consistently through MYFW’s history ▪ Primarily recurring trust and investment management (“TIM”) fees ▪ Low risk, “sticky” wealth/trust business with comprehensive product offering ▪ Multiple entry points with ConnectView ® – proprietary review process to service, cross - sell ▪ At critical mass but small market share, many current and new market opportunities ▪ Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition ▪ Few large Colorado bank alternatives for investors and clients, creating lift - out opportunities ▪ Attractive revenue and earnings growth story trading at discounted valuation ▪ Executives are major bank/professional firm trained , with deep relationships in communities ▪ Achieved growth through business and economic cycles , capital constraints ▪ Healthy relationship with all regulators with strong risk management culture ▪ CEO with proven track record for creating value in previous bank ownership

▪ Corporate loans to match specific needs ▪ Well - versed in working with complex cash flows and business models ▪ Customized treasury management products and services 10 Cross - Selling a Diverse Set of Products and Services Commercial Banking ▪ Fiduciary wealth management with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax - exempt asset protection, special needs trusts, escrow services, family office services ▪ Provide a broad range of asset and sub asset classes, with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third - party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts ▪ Wealth planning with specialized services (e.g. philanthropic) ▪ Proprietary ConnectView ® approach , with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred - compensation plans, life insurance, key person insurance ▪ Mortgage banking specializing in purchase money, high net worth lending ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales ▪ Retirement plan consultants partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education Retirement / 401(k) Plan Consulting Residential Mortgage Lending Wealth Planning Investment Management Trust Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

$54.3 $55.2 $57.8 $64.3 $97.3 $96.2 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 11 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $56.5 58% Mortgage $16.1 17% Bank Fees $1.8 2% Insurance $1.1 1% Other $0.9 1% Trust & Advisory $20.2 21% ($ in millions) Note: As of or for the period ended December 31, 2021. Totals may not add up due to rounding. ($ in millions) FY 2021 Revenue Mix Gross Revenue (1) (1) See Non - GAAP reconciliation

12 Private Bank Model Generates Strong Fee Income More than 40% of Operating Revenue Generated by Fee Income 62.8% 41.2% 37.9% 36.0% 34.6% 30.3% 27.8% 27.7% 26.0% 25.7% 24.6% 22.9% 18.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW WASH UMBF PGC UVSP SYBT CFR TMP CATC TSC FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Capital IQ (for the 12 months ended December 31, 2021)

Driving Profitable Growth 13

14 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2020 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2022 3 5 6 9 12 10 16 12 # # Total Acquisitions Total Offices 18 13 2021 - 2022 (1) ▪ Teton Financial Services, Inc. 2021 - 2022 (3) (1) ▪ Jackson Hole, WY ▪ Pinedale, WY ▪ Rock Springs, WY (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices are scheduled to be consolidated in May 2022

15 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 3Q21 ▪ Added team to focus on Bozeman, MT market in 2Q21 Execute on Revenue Synergies from Teton Acquisition ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross - sell MYFW’s larger offering of trust and wealth management products to new client base ▪ Continue adding banking talent to further accelerate market share gains in Wyoming Execute on low - risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

16 Recent M&A Transactions Branch Purchase and Assumption Whole Bank Acquisition ▪ Closed on May 18, 2020 ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Assumed $63 million in deposits and $120 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and commercial banking talent Transaction Overview Financial Impact ▪ Mid - teens earnings accretion in 2021 Transaction Overview ▪ Closed on December 31, 2021 ▪ Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank ▪ Expands First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model ▪ Added $379 million in deposits and $252 million in loans ▪ Adds scale and improves operating efficiencies Financial Impact ▪ 7.4% accretive to 2022 EPS (assuming fully phased - in cost savings) ▪ Immediately accretive to TBV/share upon closing ▪ Adds low - cost deposits and higher - yielding loans that will positively impact net interest margin

17 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continuing with acquisition of Teton Financial Services ▪ Office expansion continuing with hiring of team to focus on Bozeman, MT market (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/21) $550.1 $685.6 $360.7 $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 Loans HFI (ex. PPP) Deposits Organic Growth Acquisition 91.4% Increase in Loans HFI (ex. PPP) 103.0% Increase in Total Deposits

18 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $561.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 2021 $44.0 $62.2 $121.6 $149.0 $467.9 $206.6 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 2021 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production (1) Net Deposit Growth (2)

19 Increased Scale and Back - Office Streamlining Driving Improved Efficiencies 88.2% 85.4% 80.6% 59.8% 66.6% 50.0% 60.0% 70.0% 80.0% 90.0% 2017 2018 2019 2020 2021 (1) See Non - GAAP reconciliation Efficiency Ratio (1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low - cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 20 Commercial Banking Driving Growth $977 $1,213 $1,055 $1,185 $1,401 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $908 $871 $975 $1,026 $1,121 $400 $600 $800 $1,000 $1,200 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short - term nature. (in millions) (in millions) Up 23% Year - Over - Year Up 43% Year - Over - Year Total Commercial Loans (1) Total Commercial Deposits

21 Wealth Management Segment Earnings (1) See Non - GAAP reconciliation $0.69 $0.73 $0.86 $0.79 $0.71 $1.60 $3.09 $0.91 $0.99 $1.01 $1.07 $0.75 $4.24 $3.81 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY20 FY21 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long - term ▪ Decline in wealth management segment earnings from 3Q21 primarily due to the provision expense, reduction in PPP fee income, and accretion income on acquired loans Wealth Management Segment Diluted Pre - Tax Earnings Per Share (1)

Recent Financial Trends 22

23 Overview of 4Q21 Strong Organic Balance Sheet Growth 4Q21 Earnings Teton Financial Services Acquisition ▪ Acquisition closed on December 31, 2021 ▪ Upon closing, acquisition was immediately accretive to tangible book value ▪ Integration proceeding on schedule with core banking system integration and consolidation of branches set for May 2022 ▪ Non - performing assets declined to 0.17% of total assets from 0.21% at 3Q21 ▪ History of exceptionally low charge - offs continues Asset Quality Remains Exceptional ▪ Record quarter of loan production resulted in net loan growth of $350.8 million, $252.3 million from acquisition and $98.5 organic loan growth (1) , or 25% annualized, with increases across nearly all portfolios ▪ Organic deposit growth (1) of 10% annualized ▪ Tangible book value per common share (1) increased 22% annualized from 3Q21 and 21% from 4Q20 ▪ Net income available to common shareholders of $1.9 million ▪ Diluted EPS of $0.23 ▪ Excluding acquisition - related expenses, adjusted net income of $4.8 million, or $0.57 per diluted share (1) (1) See Non - GAAP reconciliation

24 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $1.9 million, or $0.23 diluted earnings per share, in 4Q21 ▪ Excluding acquisition - related expenses, adjusted diluted earnings per share (1) of $0.57 in 4Q21 ▪ Strong profitability and Teton Financial Services acquisition resulted in 6.3% and 5.4% increase in book value per share and tangible book value per share (1) , respectively, from 3Q21 ▪ Earnings growth coming from combination of continued organic growth of more mature profit centers, contribution of newer profit centers ramping up, and accretive acquisitions $6,277 $6,417 $1,917 $4,979 $5,999 $6,331 $6,669 $4,776 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Adjustments to Net Income (1) $0.76 $0.78 $0.23 $0.62 $0.74 $0.77 $0.81 $0.57 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non - GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) $ 4,874 $ 0.61

25 Loan Portfolio ▪ Total loans HFI increased $350.8 million from prior quarter ▪ Teton Financial Services acquisition contributed $252.3 million in loans HFI ▪ Organic loan growth (1) of $98.5 million in 4Q21 ▪ Strong organic growth across most portfolios ▪ New production in Cash, Securities and Other portfolio partially offset by PPP forgiveness 4Q 2020 3Q 2021 4Q 2021 Cash, Securities and Other $357,020 $293,837 $295,948 Construction and Development 131,111 132,141 178,716 1 - 4 Family Residential 455,038 502,439 580,872 Non - Owner Occupied CRE 281,943 358,369 482,622 Owner Occupied CRE 163,042 167,638 212,426 Commercial and Industrial 146,031 148,959 203,584 Total Loans HFI $1,534,185 $1,603,383 $1,954,168 Mortgage loans held - for - sale (HFS) 161,843 51,309 30,620 Total Loans $1,696,028 $1,654,692 $1,984,788 $252.3 $201.1 $144.6 $142.5 $133.4 $224.6 $128.1 $122.6 $91.5 $84.4 $122.3 $48.7 $30.5 $91.4 $40.6 $21.5 $0 $50 $100 $150 $200 $250 $300 4Q20 1Q21 2Q21 3Q21 4Q21 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,644 $1,731 $1,660 $1,648 $1,693 $1,655 $1,985 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 4Q20 1Q21 2Q21 3Q21 4Q21 3Q21 4Q21 HFI HFS (1) See Non - GAAP reconciliation (2) Excludes deferred (fees) costs, and amortized premium/( unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition (2) Loan Portfolio Details Loan Production & Loan Payoffs Average Total Loans (2) Average Period End

26 Total Deposits ▪ Total deposits increased $423.4 million from end of prior quarter ▪ Teton Financial Services acquisition contributed $379.2 million in deposits ▪ Organic deposit growth (1) of $44.2 million ▪ Strong new client acquisition activity resulted in $110 million in new deposit accounts in 4Q21 4Q 2020 3Q 2021 4Q 2021 Money market deposit accounts $847,430 $905,196 $1,056,669 Time deposits 172,682 137,015 170,491 NOW 113,052 137,833 309,940 Savings accounts 5,289 5,620 32,299 Noninterest - bearing accounts 481,457 596,635 636,304 Total Deposits $1,619,910 $1,782,299 $2,205,703 $1,577 $1,721 $1,705 $1,723 $1,805 $1,782 $2,206 $0 $500 $1,000 $1,500 $2,000 $2,500 4Q20 1Q21 2Q21 3Q21 4Q21 3Q21 4Q21 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits (1) See Non - GAAP reconciliation

27 Trust and Investment Management ▪ Total assets under management increased $445.9 million from September 30, 2021 to $7.35 billion at December 31, 2021 ▪ The increase in asset balances was attributable to the Teton acquisition and improving market conditions as well as account additions and new account growth $6,255 $6,486 $6,762 $6,906 $7,352 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non - interest expenses (Salaries and Benefits) and amortized throug h net interest income (3) Includes $0.8 million in SBA fee income less $0.1 million of deferred loan origination expense Paycheck Protection Program Overview Impact on 4Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.5 Interest income from PPP loans, less PPPLF funding cost $0.1 Net Interest Income $0.6 Net Interest Margin Impact 6 bps ($ in Millions) As of 12/31 /21 Total Loans (existing PPP) $46.8 PPP Loans Acquired (included in total) $6.7 Total Loans Forgiven $239.3 PPPLF advances $23.6 Remaining Fees to be Recognized Pre - Tax (3) $0.7 28

(1) See Non - GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of th e L A Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management .. 29 Gross Revenue ▪ Gross revenue (1) decreased 7.5% from 3Q21, primarily due to lower net gain on mortgage loans ▪ Increases in most non - interest income generating areas compared to 3Q21 ➢ Trust and investment management fees up 0.6% ➢ Bank fees up 35.8% ➢ Risk management and insurance fees up 125.3% Adjusted Non - interest Income $9,053 Net Interest Income $14,387 38.6% 61.4% (1) $23.4 $23.7 $23.7 $25.3 $23.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4 2020⁽²⁾ Q1 2021 Q2 2021 Q3 2021 Q4 2021 Wealth Management Capital Management Mortgage (in millions) 4Q21 Gross Revenue (1) Gross Revenue (1)

30 Net Interest Income and Net Interest Margin ▪ Net interest income decreased 3.1% from 3Q21, primarily due to lower PPP fees and purchase accretion income ▪ Excluding PPP fees and purchase accretion income, net interest income increased $0.3 million from 3Q21 ▪ Net interest margin, including PPP and purchase accretion, decreased 22 bps to 2.92% ▪ Net interest margin, excluding PPP and purchase accretion (1) , decreased 11 bps to 2.95%, primarily due to lower loan yields ▪ Net interest margin should expand as excess liquidity is used to fund continued loan growth $13,457 $13,053 $14,223 $14,846 $14,387 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.07% (1) 2.88% (1) 2.88% (1) 3.06% (1) 2.95% 3.10% 2.90% 3.01% 3.14% 2.92% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Interest Margin Adjusted Net Interest Margin (1) (in thousands) (1) See Non - GAAP reconciliation Net Interest Income Net Interest Margin

31 Non - Interest Income ▪ Non - interest income decreased 9.1% from 3Q21 ▪ Lower net gain on mortgage loans offset increases in most other areas ▪ Trust and Investment Management fees increased 6.8% from fourth quarter of 2020 ▪ $0.5 million net gain on equity interests in 4Q21 $9,954 $10,615 $9,498 $10,495 $9,542 $0 $5,000 $10,000 $15,000 $20,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,868 $4,847 $5,009 $5,167 $5,197 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (in thousands) (in thousands) Total Non - Interest Income Trust and Investment Management Fees

32 Mortgage Operations ▪ Mortgage locks down 39% from prior quarter ▪ Refi/Purchase mix of 41% / 59% in 4Q21 compared to 39% / 61% in 3Q21 and 49% / 51% in 2Q21 ▪ Profit margin down 38% due to decreased revenue as a result of the decrease in locks ▪ Non - interest expense down 29% in Mortgage segment from 1Q21 $414.5 $490.8 $319.7 $256.1 $196.7 $32.4 $33.9 $41.2 $36.5 $34.3 $0 $100 $200 $300 $400 $500 $600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Originations for Sale Originations for Porfolio $376.6 $359.4 $268.2 $279.0 $170.3 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (in millions) $1.7 $2.1 $1.2 $2.3 $0.3 $4.3 $5.2 $3.9 $4.5 $2.5 40% 41% 31% 50% 12% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

33 Non - Interest Expense and Efficiency Ratio ▪ Non - interest expense increased 24.7% from 3Q21 ▪ 4Q21 included $3.7 million of acquisition - related expense, compared with $0.3 million in 3Q21 ▪ Excluding acquisition - related expense, non - interest expense increased from 3Q21 primarily due to higher bonus accruals resulting from strong loan and deposit production $171 (1) $4 (1) $74 (1) $337 (1) $3,700 (1) $15,614 $15,629 $15,521 $16,469 $20,530 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) 66.0% 66.0% 65.1% 63.7% 71.8% 0% 20% 40% 60% 80% 100% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (1) See Non - GAAP reconciliation Total Non - Interest Expense Operating Efficiency Ratio (1) (in thousands)

34 Asset Quality ▪ Stable asset quality across the portfolio ▪ Immaterial net charge - offs again in the quarter ▪ $0.8 million provision for loan losses related to growth in total loans ▪ Non - performing assets decreased to 0.17% of total assets from 0.21% in 3Q21 ▪ ALL/Adjusted Total Loans (1) decreased to 0.88% in 4Q21 from 0.91% in 3Q21, consistent with strong asset quality and immaterial losses 0.22% 0.18% 0.16% 0.21% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non - Performing Assets/Total Assets Net Charge - Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non - GAAP reconciliation

35 Capital and Liquidity Overview 10.54% 10.54% 13.54% 9.31% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 12/31/21) Liquidity Reserves: Total Available Cash $ 383,279 Unpledged Investment Securities 37,315 Borrowed Funds: Unsecured : Credit Lines 54,000 Secured : FHLB Available 509,659 Brokered Remaining Capacity 507,004 Total Liquidity Funding Sources $ 1,491,752 Loan to Deposit Ratio 88.4% $91,662 $104,411 $130,704 $187,139 $11.50 $13.15 $16.44 $19.87 $10.00 $15.00 $20.00 $25.00 $30.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 4Q18 4Q19 4Q20 4Q21 TCE TBV/Share (in thousands) (1) See Non - GAAP reconciliation Consolidated Capital Ratios (as of 12/31/21) Tangible Common Equity / TBV per Share (1) (in thousands)

Creating Additional Shareholder Value 36

37 2022 Outlook and Priorities ▪ First Western is well positioned to deliver another strong year of organic and acquisitive growth in 2022 ▪ Increasing production from commercial banking platform expected to result in strong organic loan growth ▪ Focused on fully realizing the synergies from Teton Financial Services acquisition ▪ Continued investment in new banking talent and market expansion should continue to create additional sources of organic growth ▪ Capitalize on the benefits of increased scale to continue investing in technology and talent while still realizing improved operating leverage ▪ Balance sheet is well positioned to benefit from rising interest rates ▪ Evaluate additional accretive acquisition opportunities ▪ Continue executing well and further enhancing the value of the First Western franchise

38 Long - Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7 - 8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 39 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built - in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 40

Organizational Overview 41

Name Title Joined FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 2002 34 ▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate , First Boston Corporation Julie A. Courkamp Chief Financial Officer and Chief Operating Officer, Director & Treasurer 2006 21 ▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology, Operations and Human Resources John E. Sawyer Chief Investment Officer 2017 28 ▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida - based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets Scott J. Lawley Chief Credit Officer 2018 34 ▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank Matt Cassell President, Commercial Banking 2020 24 ▪ Colorado Market President, Simmons Bank ▪ President - Colorado, Bank SNB ▪ Market President, Community Banks of Colorado Josh M. Wilson Regional President, CO/WY/AZ 2008 22 ▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank 42 Team: Ready to Take MYFW to the Next Level

Name Director Since Primary Business Scott C. Wylie 2002 ▪ First Western Financial, Inc. Julie A. Caponi, CPA 2017 ▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE) Julie A. Courkamp 2021 ▪ First Western Financial, Inc. David R. Duncan 2011 ▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader Thomas A. Gart 2013 ▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries Patrick H. Hamill 2004 ▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise Luke A. Latimer 2015 ▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board Scott C. Mitchell 2021 ▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt Eric D. Sipf, CPA (1) 2003 ▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A Mark L. Smith 2002 ▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA 2004 ▪ Family Office Executive ▪ Corporate leadership, board, and investment management 43 MYFW’s Sophisticated Board of Directors (1) CPA license inactive.

Working as a team to grow relationships 44 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team - based incentives Relationship - based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView ®

45 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Rock Springs, WY ▪ Pinedale, WY ▪ Scottsdale, AZ ▪ Broomfield , CO ▪ Lone Tree, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non - GAAP Reconciliations 46

47 Non - GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 Total income before non - interest expense $53,394 $54,501 $57,617 $63,976 $92,600 $95,429 Less: Net gain on securities 114 81 - 119 - 489 Less: Net gain on sale of assets - - - 183 - - Plus: Provision for credit loss 985 788 180 662 4,682 1,230 Gross revenue $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 Non - interest expense $49,823 $49,494 $50,195 $53,784 $59,537 $68,149 Less: Amortization 747 784 831 374 14 17 Less: Acquisition related expenses - - - - 684 4,101 Less: Goodwill impairment - - - 1,572 - - Less: Provision on other real estate owned - - - - 176 - Less: Loss on assets held for sale - - - - 553 - Plus: Gain on sale of LA fixed income team - - - - 62 - Adjusted non - interest expense $49,076 $48,710 $49,364 $51,838 $58,172 $64,031 Net interest income $24,457 $27,576 $30,624 $32,061 $46,102 $56,509 Non - interest income 29,922 27,713 27,173 32,577 51,180 40,150 Less: Net gain on securities 114 81 - 119 - 489 Less: Net gain on sale of assets - - - 183 - - Total income $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 59.8% 66.6% Consolidated Adjusted Pre - tax, Pre - provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 Net Income before income tax , as reported $3,571 $5,007 $7,422 $10,192 $33,063 $ 27,280 Plus: Provision for loan losses 985 788 180 662 4,682 1,230 Pre - tax, Pre - provision Income $4,556 $5,795 $7,602 $10,854 $37,745 $28,510 Plus: Acquisition related expenses - - - - 684 4,101 Adjusted Pre - tax , Pre - provision Income $ 4,556 $ 5,795 $7,602 $ 10,854 $ 38,429 $32,611

48 Non - GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 September 30, 2021 Dec. 31 , 2021 Total shareholders' equity $116,875 $127,678 $154,962 $175,129 $219,041 Less: Preferred stock (liquidation preference) - - - - - Goodwill and other intangibles, net 25,213 19,714 24,258 24,246 31,902 Intangibles held for sale (1) - 3,553 - - Tangible common equity 91,662 104,411 $130,704 150,883 187,139 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 8,002,874 9,419,271 Tangible common book value per share $11.50 $13.15 $16.44 $18.85 $19.87 Net income available to common shareholders $1,917 Return on tangible common equity (annualized) 4.10% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Non - interest expense $15,614 $15,629 $15,521 $16,469 $20,530 Less: amortization 4 4 4 5 4 Less: acquisition related expenses 153 - 70 332 3,696 Less: provision on other real estate owned 76 - - - - Less: loss on assets held for sale - - - - - Plus: gain on sale of LA fixed income team 62 - - - - Adjusted non - interest expense $15,443 $15,625 $15,447 $16,132 $16,830 Net interest income $13,457 $13,053 $14,223 $14,846 $14,387 Non - interest income 9,954 10,615 9,498 10,495 9,542 Less: Net gain on equity interests - - - - 489 Less: Net gain on sale of assets - - - - - Adjusted non - interest income 9,954 10,615 9,498 10,495 9,053 Total income $23,411 $23,668 $23,721 $25,341 $23,440 Efficiency ratio 66.0% 66.0% 65.1% 63.7% 71.8%

49 Non - GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Total income before non - interest expense $17,973 $18,471 $19,782 $20,438 $20,619 Less: Net gain on equity interests - - - - 489 Plus: Provision for loan loss 695 - 12 406 812 Gross revenue $18,668 $18,471 $19,794 $20,844 $20,942 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Total income before non - interest expense $423 $ - $ $ $ Plus: Provision for loan loss - - - - - Gross revenue $423 $ - $ $ $ Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Total income before non - interest expense $4,320 $5,197 $3,927 $4,497 $2,498 Plus: Provision for loan loss - - - - - Gross revenue $4,320 $5,197 $3,927 $4,497 $2,498 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Total income before non - interest expense $22,716 $23,668 $23,709 $24,935 $23,117 Less: Net gain on equity interests - - - - 489 Plus: Provision for loan loss 695 - 12 406 812 Gross revenue $23,411 $23,668 $23,721 $25,341 $23,440 Diluted Pre - Tax Earnings Per Share For The Three Months Ended For The Years Ended (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 December 31, 2020 December 31, 2021 Non - Mortgage income before income tax $5,386 $5,917 $6,983 $6,199 $2,279 $12,085 21,378 Plus: Acquisition - related expenses 153 - 70 332 3,696 684 4,098 Mortgage income before income tax 1,716 2,122 1,205 2,267 308 20,978 5,902 Less: Income tax expense including acquisition tax effect 2,276 2,040 1,927 2,129 1,507 8,705 7,603 Net income available to common shareholders $4,979 $5,999 $6,331 $6,669 $4,776 $25,042 $23,775 Diluted weighted average shares 8,015,780 8,098,680 8,213,900 8,246,353 8,370,998 7,961,904 8,235,178 Non - Mortgage Segment Diluted Pre - Tax Earnings Per Share $0.69 $0.73 $0.86 $0.79 $0.71 $1.60 $3.09 Consolidated Diluted Pre - Tax Earnings Per Share $0.91 $0.99 $1.01 $1.07 $0.75 $4.24 $3.81

50 Non - GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Net income available to common shareholders $4,874 $5,999 $6,277 $6,417 $1,917 Plus: acquisition related expense including tax impact 105 - 54 252 2,859 Plus: loss on intangibles held for sale including t ax impact - - - - - Adjusted net income to common shareholders $4,979 $5,999 $6,331 $6,669 $4,776 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Earnings per share $0.61 $0.74 $0.76 $0.78 $0.23 Plus: acquisition related expenses including tax impact 0.01 - 0.01 0.03 0.34 Plus: loss on intangibles held for sale including tax impact - - - - - Adjusted earnings per share $0.62 $0.74 $0.77 $0.81 $0.57 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) September 30, 2021 December 31, 2021 Gross loans $1,603,383 $1,954,168 Less: Branch acquisition 117,465 360,661 Less: PPP loans 61,838 40,062 Loans excluding acquired and PPP 1,424,080 1,553,445 Allowance for loan losses 12,964 13,732 Allowance for loan losses to Bank originated loans excluding PPP 0.91% 0.88% Organic loan growth (annualized) As of (Dollars in thousands) September 30, 2021 December 31, 2021 Total loans held for investment $1,603,383 $1,954,168 Quarter - over - quarter growth in total loans held for investment 69,198 350,785 Less: loans acquired through Teton acquisition - 252,275 Organic quarter - over - quarter growth in total loans held for investment 69,198 98,510 Organic loan growth 24.58% Organic deposit growth (annualized) As of (Dollars in thousands) September 30, 2021 December 31, 2021 Total deposits $1,782,299 $2,205,703 Quarter - over - quarter growth in total deposits 103,246 423,404 Less: deposits acquired through Teton acquisition - 379,227 Organic quarter - over - quarter growth in total deposits 103,246 44,177 Organic deposit growth 9.91%

51 Non - GAAP Reconciliation Adjusted net interest margin For the Three Months Ended March 31, 2021 For the Three Months Ended June 30, 2021 For the Three Months Ended September 30, 2021 For the Three Months Ended December 31, 2021 (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Interest - bearing deposits in other financial institutions 213,577 91 292,615 92 266,614 105 279,406 109 PPP adjustment 21,173 5 17,115 4 1,636 - 9,556 3 Available - for - sale securities 31,936 196 26,474 169 29,130 180 36,001 226 PPP adjustment - - - - - - - - Loans 1,554,990 14,212 1,573,553 15,287 1,592,800 15,861 1,653,920 15,398 PPP adjustment (171,263) (945) (176,396) (1,583) (81,476) (1,081) (51,825) (622) Purchase Accretion adjustment - (344) - (260) - 35 - 398 Adjusted total Interest - earning assets 1,650,413 13,215 1,773,360 13,709 1,808,704 15,100 1,927,058 15,512 Interest - bearing deposits 974 866 829 813 PPP adjustment - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 132 117 82 55 PPP adjustment (109) (93) (59) (31) Subordinated notes 340 342 389 477 Adjusted total interest - bearing liabilities 1,337 1,232 1,241 1,314 Net interest income 11,878 12,477 13,859 14,198 Adjusted net interest margin 2.88% 2.88% 3.06% 2.95%